Exhibit 77(q)(1)

EXHIBITS

(e) Form of Investment Management Agreement between the Registrant, on behalf of the Fund, and Pilgrim Investments, Inc. is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A as filed on March 1, 2001.